AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT


     AMENDMENT NO. 2 to Loan and Security Agreement dated and effective as of the 12th day of November 1998 (the "Amendment No. 2") by and between Compu-DAWN, Inc., a Delaware Corporation ("Lender") and LocalNet Communications, Inc., a Florida corporation ("Borrower").

                                    RECITALS

     WHEREAS, Lender and Borrower entered into a Loan and Security Agreement dated October 6, 1998 (the "Loan and Security Agreement") pursuant to which Lender agreed to loan up to $500,000 to Borrower.

     WHEREAS, Lender and Borrower entered into Amendment No. 1 to the Loan and Security Agreement dated October 23, 1998 ("Amendment No. 1") pursuant to which, among other things, Lender agreed to loan Borrower up to a further $500,000 for an aggregate loan of up to $1,000,000.

     WHEREAS, Borrower desires to borrow from Lender and Lender desires to loan to Borrower an additional amount of up to $800,000, or an aggregate loan of up to $1,800,000 in principal, of which $1,000,000 of such aggregate amount may be convertible into securities of the Borrower upon terms and conditions set forth herein.

     WHEREAS, Lender and Borrower desire to amend the Loan and Security Agreement as amended by Amendment No. 1 upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the respective representations, warranties, agreements and covenants in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the conditions contained in this Amendment, the parties intending to be legally bound, hereby agree as follows:

                                    SECTION 1
                                   DEFINITIONS

     1. Capitalized terms used but not defined herein, shall have been meaning ascribed to them in the Loan and Security Agreement. The term "Security and Loan Agreement" herein shall include Amendment No. 1, unless the context requires otherwise.



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                                    SECTION 2
                               SECTION AMENDMENTS

     2.1 Section 1.1(o) of the Loan and Security Agreement is amended in its entirety to read as follows: " "Notes" shall mean (A) The $500,000 Secured Promissory Note dated October 6, 1998 executed by Borrower pursuant to the terms of the Loan and Security Agreement, (B) the $500,000 Secured Promissory Note dated October 23, 1998 (the "Second Note") executed by Borrower pursuant to the terms of the Loan and Security Agreement as amended by Amendment No. 1, and (C) the $800,000 Secured Promissory Note of even date (the "Third Note") executed by Borrower pursuant to the terms of the Loan and Security Agreement as amended hereby, collectively and singly.

     2.2 The amount provided for in Section 2.1 of the Loan and Security Agreement is amended to read One Million Eight Hundred Thousand Dollars ($1,800,000) and the defined term "Amount" shall mean such $1,800,000.


                                    SECTION 3
                        ADDITIONAL CONDITIONS TO ADVANCES

     3.1 In addition to the conditions set forth in Sections 2.6 and 2.7 of the Loan and Security Agreement and Section 3 of Amendment No. 1, Lender's obligation to make each Advance on or after the date hereof is conditioned upon, and is subject to, the fulfillment of each of the following conditions. Lender shall have received each of the following, in form and substance satisfactory to
Lender:

          (a) The duly executed copy of the Third Note.

          (b) An amendment to the Boca Research, Inc. ("Boca") Subordination Agreement pursuant to which Boca agrees to subordinate any security interest it may have in the Collateral to Compu-DAWN's security interest in such Collateral to the extent of the principal amount of at least $1,800,000 (plus any amount which Lender is required to pay to Boca pursuant to a guaranty under a Tripartite Agreement between Lender, Borrower and Boca dated October 28, 1998) plus interest accrued thereon plus any costs incurred by the Lender in the collection of such amounts.

          (c) Certified copy of all corporate (including stockholder, if required), action taken by Borrower to authorize (a) this Amendment No. 2
     (b) the Borrowings pursuant to this Amendment No. 2 and (c) the execution, delivery and performance by Borrower in accordance with the respective terms of this Amendment No. 2 and any other document executed in connection with this Amendment No. 2.

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                                    SECTION 4
                               CONVERSION OF NOTES

     4.1 Conversion at the Option of the Holder. The Borrower or holder of the Note(s) (for the purposes of Sections 4,5 and 6 hereof each the "Holder") may, at any time and from time to time on or after the date hereof, convert (a "Conversion") up to $1,000,000 of the principal amount of the Note(s) to the extent unpaid at the time of conversion (the "Conversion Principal Amount") into a number of fully paid and nonassessable shares of Common Stock equal to forty percent (40%) of the Borrower's capital stock on a fully diluted basis if the entire Conversion Principal Amount is converted, or a pro rata amount of such number of shares of Common Stock if less than the entire Conversion Principal Amount is converted, and the Conversion Price shall be fixed accordingly to effectuate the foregoing.

     4.2 Mechanics of Conversion. In order to effect Conversion, the Holder shall: (x) fax (or otherwise deliver) a copy of a fully executed notice of conversion in, or substantially in, the form attached hereto as Exhibit 4.2 (the "Notice of Conversion") to the Borrower and (y) surrender to the Borrower therewith or as soon as practicable thereafter the Note(s) or a notice that the Note(s) has been lost, stolen or destroyed. The Borrower shall not be obligated to issue shares of Common Stock upon a conversion unless either the Note(s) is delivered to Borrower as provided above, or the Holder notifies the Borrower that such Note(s) has been lost, stolen or destroyed.

     4.3 Delivery of Common Stock Upon Conversion. Upon the surrender of the Note(s) accompanying or following the delivery of a Notice of Conversion and provided that the Holder has complied with the provisions of Section 4.2(x) hereof, the Borrower shall, issue and deliver to the Holder (x) stock certificates representing that number of shares of Common Stock issuable upon conversion of the Conversion Principal Amount being converted and (y) a new Note representing the portion of the Conversion Principal Amount not being converted, if any.

     4.4 Taxes. The Borrower shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Conversion Principal Amount.

     4.5 No Fractional Shares. If any conversion of Conversion Principal Amount would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Conversion Principal Amount shall be the next higher whole number of shares if such fractional share is one-half of a share or more and the next lower whole number of shares if such fractional share is less than one-half of a share.




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                                    SECTION 5

                      RESERVATION OF SHARES OF COMMON STOCK

     5.1 The Borrower shall reserve the number of shares of the authorized but unissued shares of Common Stock for issuance upon conversion of the entire Conversion Principal Amount and thereafter the number of authorized but unissued shares of Common Stock so reserved (the "Reserved Amount") shall not be decreased, except upon issuances of Common Stock pursuant to conversions hereunder, and shall at all times be sufficient to provide for the conversion of the Conversion Principal Amount at the then current Conversion Price.

                                    SECTION 6

                      ADJUSTMENTS TO THE CONVERSION PRICE.

     6.1 The Conversion Price shall be subject to adjustment from time to time as follows:

     (a) Stock Splits, Stock Dividends, Etc. If at any time on or after the date hereof, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased.

     (b) Adjustment Due to Merger, Consolidation, Etc. If, at any time after the date hereof, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Borrower with any other entity (other than a merger in which the Borrower is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Borrower, or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a "Corporate Change"), then the Holder shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion had such Corporate Change not taken place, and in any such case, appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter

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          deliverable upon the conversion of the Note(s).

     (c) Adjustment Due to Distribution. If, at any time after the date hereof, the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Borrower's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e. a spin-off)) (a "Distribution"), then the Holder shall be entitled, upon any conversion of the Conversion Principal Amount after the date of record for determining stockholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the Holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

     (d) Purchase Rights. If, at any time after the date hereof, the Borrower issues any Convertible Securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Conversion Principal Amount immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     (e) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Borrower, at the Borrower's expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Conversion Principal Amount.



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                                    SECTION 7

                      RIGHT TO MAINTAIN PERCENTAGE INTEREST

     7.1 Subject to the terms and conditions specified in this Section 7.1, the Borrower hereby grants to the Holder a right to maintain the Holder's percentage ownership interest in the Borrower with respect to future sales by the Borrower of its New Securities (as hereinafter defined).

     Each time the Borrower proposes to offer any New Securities (subject to the terms and provisions of the Loan and Security Agreement), the Borrower shall concurrently make an offering of additional shares of such New Securities to the Holder in accordance with the following provisions:

     (a)  The Borrower  shall deliver a notice  ("Notice") to the Holder stating
          (i) its bona fide  intention  to offer or issue  such New  Securities,
          (ii) the number of such New Securities to be offered, (iii) the price, if any, for which it proposes to offer such New Securities, (iv) if known, the names and addresses of the proposed offerees, (v) the additional number of such New Securities that are concurrently being offered to the Holder, which shall be the number of such New Securities required for the Holder to maintain its fully-diluted percentage equity interest in the Borrower (the "Offered Securities"), and (vi) the date (not less than 10 days from the date of the Notice) by which the Borrower requests that the Holder acknowledges the Notice or notify the Borrower that the Notice fails to comply with the requirements of this Section 7.1(the "Notice Acknowledgment Date").

     (b) Within 20 calendar days after the Holder acknowledges to the Borrower in writing that the Notice complies with the requirements of this
          Section 7.1, the Holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of the Offered Securities which equals the proportion that the number of shares of Common Stock Deemed Outstanding (as hereinafter defined) then held by the Holder bears to the total number of shares of Common Stock Deemed Outstanding. On or before the Notice Acknowledgment Date, the Holder shall either deliver such acknowledgment to the Borrower or notify the Borrower that the Notice fails to comply with the requirements of this Section 7.1.

     (c) For purposes hereof, the term "New Securities" shall mean any shares of capital stock of the Borrower, or securities (including, without limitation, options or warrants) convertible into or exchangeable or exercisable for, any class or series of the Borrower's capital stock.

     (d) For the purposes hereof the term "Common Stock Deemed Outstanding" shall mean the sum of the number of shares of Common Stock then

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          outstanding  plus the number of shares of Common Stock then obtainable pursuant to (i) any options or warrants or purchase rights to purchase shares of Common Stock, (ii) rights to subscribe for shares of Common
          Stock,   (iii)   securities  by  their  terms   convertible   into  or
          exchangeable  for shares of Common Stock, and (iv) options or warrants
          to  purchase  or  rights  to  subscribe   for  such   convertible   or
          exchangeable securities;

                                    SECTION 8

                                    EXPENSES

     The Borrower shall pay $10,000 to Lender to cover the Lender's, costs, expenses and disbursements (including, without limitation, Lender's legal fees) incurred in connection with this transaction. Such amount may be deducted by Lender from the amounts to be loaned under this Amendment No. 2.

                                    SECTION 9

                              FULL FORCE AND EFFECT

     9.1 All the other terms and provisions of the Loan and Security Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment No. 2 by the duly authorized officers as of the date first above written.


                                     LENDER:

ATTEST:                              Compu-DAWN, Inc.


_____________________________        By:/s/ Mark Honigsfeld
                                        ----------------------------------------
                                        Mark Honigsfeld
                                        Chief Executive Officer


                                     BORROWER:

ATTEST:                              LocalNet Communications, Inc.


_____________________________        By:/s/ Rudy C. Theale, Jr.
                                        ----------------------------------------
                                        Rudy C. Theale, Jr.
                                        Chief Executive Officer


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                                   Exhibit 4.2

                              NOTE CONVERSION FORM

     The undersigned hereby elects to convert $______________ of Conversion Principal Amount of the LocalNet Communications, Inc. (the "Borrower") 12% Secured Promissory Note to Compu-DAWN, Inc. dated _________________ into ________ shares of Common Stock of the Borrower (the "Shares"), at a Conversion Price of $_____________ per share.

     The undersigned represents and warrants that the Shares purchased by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The undersigned will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Borrower has received a written opinion of his counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

     The undersigned understands that the issuance of the Shares is not being registered under the Securities Act and the Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

     The undersigned represents and warrants further that (i) it is either an "accredited investor," as such term is defined in Rule 501(a) promulgated under the Securities Act, or, either alone or with its purchaser representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Shares;
(ii) it is able to bear the economic risks of an investment in the Shares, including, without limitation, the risk of the loss of part or all of its investment and the inability to sell or transfer the Shares for an indefinite period of time; (iii) it has adequate financial means of providing for current needs and contingencies and has no need for liquidity in his investment in the Shares; and (iv) it does not have an overall commitment to investments which are not readily marketable that is excessive in proportion to net worth and an investment in the Shares will not cause such overall commitment to become excessive.

     The undersigned acknowledges that the following restrictive legend will be placed on any instrument, certificate or other document evidencing the Shares:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution. They may not be sold, assigned, mortgaged, pledged, hypothecated, transferred or otherwise disposed of without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the

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               Borrower that registration is not required under such Act."


Dated:________________

                                            ------------------------------
                                            Name of Holder


                                            ------------------------------
                                            Signature of authorized signor


                                            ------------------------------
                                            Name of signor

                                            -------------------------------
                                            Title of signor

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